EXHIBIT 99.1

Vycor Medical, Inc. Files Restated Financial Statements

BOCA RATON, FL -- (September 2, 2011) – VYCOR MEDICAL, INC. (Marketwire--OTCBB:VYCO)

On September 2, 2011, Vycor Medical, Inc. (the “Company”) filed the following amended Annual Reports and Quarterly Reports with the Securities and Exchange Commission for the following periods:

Form 10-K (1st Amendment) for the fiscal year ended December 31, 2009

Form 10-Q (2nd Amendment) for the fiscal quarter ended March 31, 2010

Form 10-Q (2nd Amendment) for the fiscal quarter ended June 30, 2010

Form 10-Q (1st Amendment) for the fiscal quarter ended September 30, 2011

Form 10-K (1st Amendment) for the fiscal year ended December 31, 2010

Form 10-Q (1st Amendment) for the fiscal quarter ended March 31, 2011

As previously reported, the Company had determined that its historical financial statements for the above-indicated periods included in the Company’s periodic reports filed with the Securities and Exchange Commission (“SEC”) required restatement to reflect the proper accounting for certain common stock purchase warrants issued in connection with consulting agreements and to reflect the proper accounting treatment for the beneficial conversion feature associated with certain debt convertible into common stock.

Each of the aforementioned amended Annual Reports and Quarterly Reports incorporate restated financial statements which resolve all issues which were the basis of the Company’s prior advice that the originally filed Annual Reports and Quarterly Reports should no longer be relied upon.

The net result of the restated financial statements included in the amended Annual Reports and Quarterly Reports is an additional aggregate non-cash expense of approximately $152,000 for all periods which were the subject of the restatements.

About Vycor Medical, Inc.

With corporate headquarters in Boca Raton, FL, Vycor Medical, Inc. (VYCO.BB) is a medical device company committed to making neurological brain, spinal and other surgical procedures safer and more effective.  The company’s flagship, Patent Pending ViewSite™ Surgical Access Systems represent an exciting new minimally invasive access and retraction system that holds the potential for speedier, safer and more economical brain, spinal and other surgeries and a quicker patient discharge.  Vycor’s innovative medical instruments are designed to optimize neurosurgical site access, reduce patient risk, accelerate recovery, and add tangible value to the professional medical community. Vycor is ISO 13485:2003 compliant, has FDA 510(K) clearance for brain and spine surgeries, and CE marking and HPB licensing in Canada.

Vycor Medical’s subsidiary NovaVision, Inc. researches, develops and provides science-driven light-based neurostimulation therapy and other medical technologies that help restore sight to patients with neurological vision impairments. The company’s proprietary, award-winning Visual Restoration Therapy (VRT) platform is clinically supported to improve lost vision resulting from stroke, brain cancer, traumatic brain injury (“TBI”), or other acquired brain injury and has been cleared for marketing in the US by the FDA, as well as having CE Marking for Europe. VRT can be prescribed by any ophthalmologist, optometrist, neurologist or physiatrist. NovaVision also provides a device that aids in the diagnosis of visual field deficits: the Head Mounted Perimeter (HMPTM) - a portable and ADA-compliant instrument to aid in the detection and measurement of visual field deficits even in bed-ridden patients.

For the latest information on the company, including media and other coverage, and to learn more, please go online at www.VycorMedical.com or www.NovaVision.com.

Safe Harbor Statement

Information in this document constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast", "anticipate", "estimate", "project", "intend", "expect", "should", "believe", and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve, and are subject to known and unknown risks, uncertainties and other factors which could cause Vycor Medical's actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. The risks, uncertainties and other factors are more fully discussed in Vycor Medical’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements attributable to Vycor Medical herein are expressly qualified in their entirety by the above-mentioned cautionary statement. Vycor Medical disclaims any obligation to update forward-looking statements contained in this estimate, except as may be required by law.